Exhibit (s)(1)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agents, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 22nd day of May, 2007

/s/ John R. Galvin

John R. Galvin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agents, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 21st day of May, 2007

/s/ John F. Maher

John F. Maher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agents, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 21st day of May, 2007

/s/ Frank A. McPherson

Frank A. McPherson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agents, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 21st day of May, 2007

/s/ Betsy S. Michel

Betsy S. Michel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints Brian T. Zino his attorney-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 21st day of May, 2007

/s/ William C. Morris

William C. Morris

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agents, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 21st day of May, 2007

/s/ Leroy C. Richie

Leroy C. Richie

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agents, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 21st day of May, 2007

/s/ Robert L. Shafer

Robert L. Shafer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agents, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 21st day of May, 2007

/s/ James N. Whitson

James N. Whitson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC., a Maryland corporation, which has filed with the Securities and Exchange Commission a Registration Statement on Form N-2 (File No. 333-141258 and No. 811-22031) under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and an Amendment to such Registration Statement, hereby constitutes and appoints William C. Morris his attorney-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file further Amendments to the Registration Statement (including post-effective amendments), any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and any registration statement that is to become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(b), with full power and authority to do and perform all acts and things requisite and necessary to be done in connection therewith.

Executed this 18th day of May, 2007

/s/ Brian T. Zino

Brian T. Zino